Exhibit 99.1

FOR IMMEDIATE RELEASE

DIAMONDPEAK ANNOUNCES SPECIAL MEETING DATE TO APPROVE PROPOSED BUSINESS COMBINATION WITH LORDSTOWN MOTORS

DIAMONDPEAK / NEW YORK (October 8, 2020) – DiamondPeak Holdings Corp. (“DiamondPeak”) (NASDAQ:DPHC), announced today that it has called a special meeting of its stockholders (the “Special Meeting”) for October 22, 2020 to, among other things, approve the proposed business combination (the “Merger”) with DiamondPeak, DPL Merger Sub Corp. (“Merger Sub”), and Lordstown Motors Corp. (“Lordstown”). Notice of the Special Meeting was mailed on October 8, 2020 to stockholders of record as of the close of business on September 21, 2020 (the “Record Date”). Due to concerns about the coronavirus (COVID-19), DiamondPeak will hold the Special Meeting solely by means of remote communication and provide for the ability of stockholders to attend the Special Meeting by means of remote communication. Details on how to participate are included in DiamondPeak’s definitive proxy statement which was filed with the SEC on October 8, 2020.

DiamondPeak stockholders who need assistance in completing the proxy card, need additional copies of the proxy materials, or have questions regarding the Special Meeting may contact DiamondPeak’s proxy solicitor, Mackenzie Partners toll free at (800) 322-2885; banks and brokers call collect at (212) 929-5500.

In connection with the Special Meeting, DiamondPeak’s stockholders that wish to exercise their redemption rights must do so no later than 5:00 p.m. Eastern Time on October 20, 2020 (two business days before the special meeting) by following the procedures specified in the definitive proxy statement for the Special Meeting.

The closing of the proposed business combination is subject to approval by DiamondPeak’s stockholders and the satisfaction of other customary closing conditions and is expected to close as soon as practicable following the Special Meeting.

Important Information for Investors and Stockholders

DiamondPeak has filed with the U.S. Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A (the “Definitive Proxy”) in connection with the Merger and other matters and will mail a definitive proxy statement to its stockholders as of the record date established for voting on the Merger. This communication may be deemed to be solicitation material in respect of the proposed business combination between DiamondPeak, Lordstown and Merger Sub. INVESTORS AND SECURITY HOLDERS OF DIAMONDPEAK ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING DIAMONDPEAK’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION. Investors and security holders will be able to obtain copies of the proxy statement and other documents filed with the SEC (when available) free of charge at the SEC’s website, http://www.sec.gov or by directing a request to: DiamondPeak Holdings Corp., 40 W 57th Street, 29th Floor, New York, NY 10019, (212) 716-2000.

Participants in the Solicitation

DiamondPeak and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of DiamondPeak in respect of the Merger. Information about the directors and executive officers of DiamondPeak is set forth in DiamondPeak’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the SEC on March 25, 2020 and the Definitive Proxy. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the proposed business combination when they become available.

Lordstown and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of DiamondPeak in connection with the Merger. A list of the names of such directors and executive officers and information regarding their interests in the Merger will be contained in the proxy statement when available.

Forward Looking Statements

Certain statements in this release may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995, each as amended. Forward-looking statements provide current expectations of future events and include any statement that does not directly relate to any historical or current fact. Words such as “anticipates,” “believes,” “expects,” “intends,” “plans,” “projects,” or other similar expressions may identify such forward-looking statements.

Actual results may differ materially from those discussed in forward-looking statements as a result of factors, risks and uncertainties over which DiamondPeak and Lordstown have no control. These factors, risks and uncertainties include, but are not limited to, the following: (i) conditions to the completion of the proposed business combination and PIPE investment, including stockholder approval of the business combination, may not be satisfied or the regulatory approvals required for the proposed business combination may not be obtained on the terms expected or on the anticipated schedule; (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement between the parties or the termination of any PIPE investor’s subscription agreement; (iii) the effect of the announcement or pendency of the proposed business combination on Lordstown’s business relationships, operating results, and business generally; (iv) risks that the proposed business combination disrupts Lordstown’s current plans and operations and potential difficulties in Lordstown’s employee retention as a result of the proposed business combination; (v) risks related to diverting management’s attention from Lordstown’s ongoing business operations; (vi) potential litigation that may be instituted against DiamondPeak or Lordstown or their respective directors or officers related to the proposed acquisition or the merger agreement or in relation to Lordstown’s business; (vii) the amount of the costs, fees, expenses and other charges related to the proposed business combination and PIPE investment; (viii) risks relating to the uncertainty of the projected financial information with respect to Lordstown, including the conversion of pre-orders into binding orders; (ix) risks related to Lordstown’s limited operating history, the rollout of Lordstown’s business and the timing of expected business milestones, including Lordstown’s ability to complete the engineering of the Endurance and the retooling of the Lordstown facility, and start production of the Endurance, on time and on budget; (x) the effects of competition and the pace and depth of electric vehicle adoption generally on Lordstown’s future business; (xi) Lordstown’s ability to achieve any level of EBITDA margin, including its ability to achieve breakeven EBITDA margin and the timetable for achieving breakeven EBITDA margin; (xii) changes in regulatory requirements, governmental incentives and fuel and energy prices; (xiii) the amount of redemption requests made by DiamondPeak’s public stockholders; (xiv) the ability of DiamondPeak to issue equity or equity-linked securities in connection with the transaction or in the future; (xv) the impact of the global COVID-19 pandemic on any of the foregoing risks; and (xvi) such other factors as are set forth in DiamondPeak’s periodic public filings with the SEC, including but not limited to those described under the headings “Risk Factors” and “Forward Looking Statements” in the Definitive Proxy, and in DiamondPeak’s other filings made with the SEC from time to time, which are available via the SEC’s website at www.sec.gov.

Forward-looking statements reflect the views and assumptions of DiamondPeak and Lordstown as of the date of this communication with respect to future events. Neither DiamondPeak nor Lordstown undertakes, and each hereby disclaims, any obligation, unless required to do so by applicable securities laws, to update any forward-looking statements as a result of new information, future events or other factors. The inclusion of any statement in this communication does not constitute an admission by DiamondPeak or Lordstown or any other person that the events or circumstances described in such statement are material.